Motley Fool Epic Voyage Fund

Investor Shares

SUMMARY PROSPECTUS

Ticker: TMFEX

A series of The Motley Fool Funds Trust	February 29, 2016
2000 Duke Street
Suite 175
Alexandria, VA 22314

The investment objective of the Motley Fool Epic Voyage Fund (the “Fund”) is to achieve long-term capital appreciation. The Fund pursues its objective by investing primarily in common stocks of foreign companies.

This Summary Prospectus has information about the Fund that you should know before you invest. You should read it carefully and keep it with your investment records.

The Securities and Exchange Commission has not approved or disapproved the Fund’s shares or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Before you invest, you may want to review the Fund’s prospectus (“Prospectus”), which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, online at http://www.foolfunds.com/forms/epicvoyagefund.aspx. You can also get this information at no cost by calling 1-888-863-8803 or by sending an e-mail request to prospectus@foolfunds.com. The Fund’s Prospectus, dated February 29, 2016, and the Fund’s SAI, dated February 29, 2016, each as may be amended from time to time, are incorporated by reference into this Summary Prospectus.

MOTLEY FOOL EPIC VOYAGE FUND

(THE “EPIC VOYAGE FUND”)

SUMMARY SECTION

Investment Objective

The investment objective of the Epic Voyage Fund is to achieve long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Epic Voyage Fund’s Investor Shares.

Shareholder Fees (fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)	NONE
Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	NONE
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	NONE
Redemption Fee (as percentage of amount redeemed) (on shares held for 90 days or less)	2.00%
Exchange Fee	NONE
Maximum Annual Small-Balance Account Fee (on accounts with balances less than $10,000)	$24

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.85%
Distribution (12b-1) Fees	NONE
Other Expenses	0.99%
Total Annual Fund Operating Expenses	1.84%
Less: Contractual Expense Limitation	(0.71	)%(a)
Total Annual Operating Expenses After Expense Limitation	1.13%

(a)         The Adviser has contractually agreed to pay, waive or absorb a portion of the Epic Voyage Fund’s Investor Shares expenses through the end of February 2017, or such later date as may be determined by the Epic Voyage Fund and the Adviser, to the extent necessary to limit operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to an amount not to exceed 1.15% annually of average daily net assets.  If the excluded expenses are incurred, operating expenses will be higher than 1.15% annually.  The Adviser may recover from the Epic Voyage Fund’s Investor Shares fees and expenses previously paid, waived or absorbed for a period of three years after such fees or expenses were incurred, provided that the repayments do not cause operating expenses (excluding brokerage commissions, taxes, interest expense, acquired fund fees and expenses, and any extraordinary expenses) to exceed 1.15% annually of average daily net assets or, if less, the expense limitation that was in place at the time the fees or expenses were paid, waived or absorbed. The expense limitation agreement will terminate automatically if the Adviser, or an affiliate of the Adviser, is no longer serving as investment adviser to the Epic Voyage Fund, but otherwise it can be terminated only by the Epic Voyage Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Epic Voyage Fund’s Investor Shares with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Epic Voyage Fund’s Investor Shares for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that:  (1) your investment has a 5% return each year, and (2) the Epic Voyage Fund’s Investor Shares operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$115	$510	$929	$2,100

Portfolio Turnover

The Epic Voyage Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Epic Voyage Fund’s performance. During the most recent fiscal year, the Epic Voyage Fund’s portfolio turnover rate was 20%.

Principal Investment Strategies

The Epic Voyage Fund pursues its investment objective by investing primarily in common stocks of foreign companies.  The Adviser defines foreign companies as companies located or organized outside the United States or whose primary business is carried on outside the United States.  Under normal market circumstances, the Epic Voyage Fund seeks to stay fully invested and does not attempt to time the market.  Because of the Epic Voyage Fund’s value focus, it is expected that investments in the securities of foreign companies, including depositary receipts, having smaller market capitalizations (less than $2 billion), including companies in emerging market countries, will be important components of the Epic Voyage Fund’s investment program, although the Epic Voyage Fund may invest in issuers of all capitalization sizes.

In identifying investments for the Epic Voyage Fund, the Adviser looks for securities of companies that have high-quality businesses with strong market positions, manageable leverage, and robust streams of free cash flow, and trade at attractive prices. In managing the Epic Voyage Fund’s investment portfolio, the Adviser regularly reviews and adjusts the Epic Voyage Fund’s allocations to particular markets and sectors to maintain a diversified mix of investments that the Adviser believes offer the best overall potential for capital appreciation.  The Epic Voyage Fund seeks investment returns that exceed the return of the Russell Global ex-US Index.  The Adviser will generally sell securities when it believes they have exceeded their intrinsic value, as well as to meet redemptions or to pursue what it views as more promising opportunities.

The Epic Voyage Fund prefers to invest in high-quality businesses when possible. To identify these high-quality businesses, the Adviser evaluates the quality of a company using four criteria: management, the economics of the business, competitive advantage, and the durability of its competitive advantage period.

Management

The Adviser believes that high-quality, motivated managers are a key element to long-term success at many businesses. In short, it takes a very special kind of business to survive poor management. The Adviser’s process reviews managers on a multi-faceted basis focusing on several factors, including tenure, capital allocation, and alignment of incentives.

Economics of the Business

The Adviser believes that there is little more important than the economic performance of the business as a signal for quality. The Adviser’s process looks at the company’s long-term return on capital, business model, relative and absolute margins and other key performance indicators to gain insight into its potential for future performance.

Competitive Advantage

The Adviser seeks companies that offer certain characteristics that allow them to generate outsized returns on capital on an absolute basis as well as in comparison to their peers. Competitive advantages may include pricing power, geographic barriers to entry, regulatory barriers to entry and superior branding, among others.

Durability of Competitive Advantage Period

Companies often display superior economics over the short term due to favorable product cycles, customer preference, temporary structural or tactical advantages or other components. As the Adviser’s desire is to own companies in the Funds that can be kept in the portfolios for many years, a core part of the Adviser’s process is to consider what the company might look like over a period of ten or more years. The Adviser considers whether the company seems likely to grow, to increase profitability through additional products or other offerings, and if it has optionality that may make it a larger, stronger business in the future than it might be today.

The Epic Voyage Fund may not invest more than 10% of its net assets in securities of companies that are not foreign companies.  To limit the risks associated with highly concentrated holdings, the Epic Voyage Fund does not invest more than 5% of its net assets in any one class of security of any one issuer at the time of purchase.

Principal Investment Risks

The value of the Epic Voyage Fund’s investments may increase or decrease, which will cause the value of the Epic Voyage Fund’s shares to increase or decrease.  As a result, you may lose money on your investment in the Epic Voyage Fund, and there can be no assurance that the Epic Voyage Fund will achieve its investment objective.

Company and Market Risk

The common stock of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer-than-expected earnings or management decisions, changes in the industry in which the company is engaged, or a reduction in the demand for a company’s products or services).  General market and economic factors may adversely affect securities markets generally, which could adversely affect the value of the Epic Voyage Fund’s investments in common stocks.  In addition, the rights of holders of common stock are subordinate to the rights of preferred shares and debt holders.

Foreign Investments

The Epic Voyage Fund invests in the securities of foreign companies. Investing in securities of foreign companies involves risks generally not associated with investments in the securities of U.S. companies, including the risks associated with fluctuations in foreign currency exchange rates, unreliable and untimely information about issuers, and political and economic instability.

Emerging Market Countries

Investing in emerging market countries involves risks in addition to and greater than those generally associated with investing in more developed foreign markets.  In many less developed markets, there is less governmental supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than there is in more developed markets.  The securities markets of certain countries in which the Epic Voyage Fund may invest may also be smaller, less liquid, and subject to greater price volatility than those of more developed markets.

Depositary Receipts

The Epic Voyage Fund may purchase depositary receipts (ADRs, EDRs, GDRs, and NVDRs) to facilitate its investments in foreign securities.  By investing in ADRs rather than investing directly in the securities of foreign issuers, the Epic Voyage Fund can avoid currency risks during the settlement period for purchase and sales.  However, ADRs do not eliminate all the risks inherent in investing in the securities of foreign issuers.

Investments in Small and Mid-Capitalization Companies

The Epic Voyage Fund invests in securities of companies of all sizes, including those that have relatively small market capitalizations.  Investments in securities of these companies involve greater risks than do investments in larger, more established companies. The prices of securities of small-cap companies tend to be more vulnerable to adverse developments specific to the company or its industry, or the securities markets generally, than are securities of larger capitalization companies.

Investment Style Risk

The Epic Voyage Fund pursues a “value style” of investing.  Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow.  If the Adviser’s assessment of a company’s value or its prospects for exceeding earnings expectations or market conditions is inaccurate, the Epic Voyage Fund could suffer losses or produce poor performance relative to other funds.  In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Performance Information:  The bar chart and performance table below illustrate the risks and volatility of an investment in the Epic Voyage Fund. The Epic Voyage Fund’s past performance, both before and after taxes, does not necessarily indicate how the Epic Voyage Fund will perform in the future.

The bar chart shows changes in the performance of the Epic Voyage Fund’s Investor Shares from year to year.

Best Quarter: 13.35% in the quarter ended March 31, 2012

Worst Quarter: (12.18)% in the quarter ended September 30, 2015

The performance table shows how the Epic Voyage Fund’s Investor Shares average annual total returns for the periods indicated compare with those of the FTSE Global All Cap ex-US (Fair Value 16.00 EST) Net Tax (US RIC) Index and the Russell Global ex-US Index, each a broad measure of market performance and the FTSE Emerging Markets All Cap China A Inclusion (Fair Value 16.00 EST) Net Tax (US RIC) Index, a more narrow measure of market performance.

PERFORMANCE TABLE

(Average annual total returns for the periods ended December 31, 2015)

	1 Year	3 Years	Since Inception, November 1, 2011
Motley Fool Epic Voyage Fund - Investor Shares
Return Before Taxes	(7.71)%	0.17%	2.83%
Return After Taxes on Distributions	(7.74)%	(0.01)%	2.63%
Return After Taxes on Distributions and Sale of Fund Shares	(3.99)%	0.24%	2.28%
FTSE Global All Cap ex-US (Fair Value 16.00 EST) Net Tax (US RIC) Index (reflects no deduction for fees and expenses)	(3.48)%	2.09%	5.12%
FTSE Emerging Markets All Cap China A Inclusion (Fair Value 16.00 EST) Net Tax (US RIC) Index (reflects no deduction for fees and expenses or taxes)	(13.64)%	(5.27)%	(0.89)%
Russell Global ex-US Index (reflects no deduction for fees, expenses or taxes)	(3.93)%	2.84%	5.43%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Epic Voyage Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The “Return After Taxes on Distributions and Sale of Fund Shares” is higher than the “Return Before Taxes” and the “Return After Taxes on Distributions” because of realized losses that would have been sustained upon the sale of Epic Voyage Fund shares immediately after the relevant period.

The Epic Voyage Fund has changed its benchmark index from the Russell Global ex-US Index to the FTSE Global All Cap ex-US (Fair Value 16.00 EST) Net Tax (US RIC) Index because it more appropriately reflects the types of securities held in the Epic Voyage Fund’s portfolio and provides better comparative performance information. In addition, the Epic Voyage Fund has added the FTSE Emerging Markets All Cap China A Inclusion (Fair Value 16.00 EST) Net Tax (US RIC) Index as a secondary benchmark index because it more appropriately reflects the exposure that the Epic Voyage Fund has historically had to Emerging Markets.

Management

Investment Adviser

Motley Fool Asset Management, LLC serves as the Fund’s investment adviser.

Portfolio Managers

Team Member	Primary Titles	Start Date with the Fund
William H. Mann III	Chief Investment Officer; Senior Portfolio Manager	2009
William S. Barker, CFA	Portfolio Manager	2009
Anthony L. Arsta	Portfolio Manager	2009
Nathan G. Weisshaar, CFA	Portfolio Manager	2014
David A. Meier	Portfolio Manager	2014
Bryan C. Hinmon, CFA	Portfolio Manager	2014
Charles L. Travers Jr.	Portfolio Manager	2014

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Epic Voyage Fund on any business day online or through our website at www.foolfunds.com, by mail (Motley Fool Funds, P.O. Box 9780, Providence, RI 02940-9780), by express/overnight mail (Motley Fool Funds, 4400 Computer Dr., Westborough, MA 01581-1722), or by telephone  at 1-888-863-8803. The minimum initial investment in the Epic Voyage Fund’s Investor Shares is $500. Subsequent investments in an account may be made in any amount of $50 or more. These investment minimums may be waived in certain circumstances.

Tax Information

The Epic Voyage Fund’s distributions will generally be taxable to you as ordinary income, qualified dividend income or capital gains, unless your investment is held through an IRA or other tax-advantaged account.  Distributions on investments made through tax-advantaged accounts may be taxed upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Epic Voyage Fund through a broker-dealer or other financial intermediary (such as a bank), the Epic Voyage Fund and its related companies may pay the intermediary for the sale of Epic Voyage Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Epic Voyage Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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